    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 30, 1999.

                                                    REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ARIS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           WASHINGTON                          7379                          91-1497147
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
         INCORPORATION             CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)
        OR ORGANIZATION)

      2229 112TH AVENUE NE                                             CT CORPORATION SYSTEM
   BELLEVUE, WASHINGTON 98004                                             520 PIKE STREET
         (425) 372-2747                                              SEATTLE, WASHINGTON 98101
 (ADDRESS AND TELEPHONE NUMBER                                             (206) 622-4511
   OF REGISTRANT'S PRINCIPAL                                        (NAME, ADDRESS AND TELEPHONE
        EXECUTIVE OFFICES)                                                   NUMBER OF
                                                                         AGENT FOR SERVICE)

                                   COPIES TO:

   CHRISTOPHER J. BARRY, ESQ.         CHRISTYNE M. MAYBERRY            ROBERT C. SEIDEL, ESQ.
    MATTHEW W. RUNKEL, ESQ.         DIRECTOR OF LEGAL AFFAIRS        TIMOTHY M. WOODLAND, ESQ.
      DORSEY & WHITNEY LLP               ARIS CORPORATION          CAIRNCROSS & HEMPELMANN, P.S.
       1420 FIFTH AVENUE               2229 112TH AVENUE NE               701 FIFTH AVENUE
   SEATTLE, WASHINGTON 98101        BELLEVUE, WASHINGTON 98004       SEATTLE, WASHINGTON 98104
   TELEPHONE: (206) 903-8800        TELEPHONE: (425) 372-2747        TELEPHONE: (206) 587-0700
   FACSIMILE: (206) 903-8820        FACSIMILE: (425) 372-2799        FACSIMILE: (206) 587-2308

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
               Upon consummation of the merger described herein.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-84595

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                        PROPOSED MAXIMUM   PROPOSED MAXIMUM
                                                         OFFERING PRICE        AGGREGATE          AMOUNT OF
      TITLE OF EACH CLASS OF           AMOUNT TO BE            PER             OFFERING         REGISTRATION
    SECURITIES TO BE REGISTERED         REGISTERED            SHARE            PRICE(1)              FEE
---------------------------------------------------------------------------------------------------------------
Common stock, without par value....       51,125               N/A            $ 390,827          $ 108.65
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

(1) Computed pursuant to Rules 457(f) and (c) under the Securities Act based on the average of the high and low per share prices of common stock, without par value, of fine.com on August 3, 1999 as reported on the Nasdaq Stock Market.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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
                                EXPLANATORY NOTE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents, including the exhibits thereto, of the Registration Statement on Form S-4 (File No. 333-84595), previously filed by the Registrant and declared effective by the Commission on August 5, 1999 are incorporated herein by reference.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a) EXHIBITS

EXHIBIT
  NO.    DESCRIPTION
-------  -----------
   5.1   Legal Opinion of Dorsey & Whitney LLP
  23.1   Consent of PricewaterhouseCoopers LLP, independent certified public accountants for ARIS Corporation.
  23.2   Consent of BDO Stoy Hayward, chartered accountants.
  23.3   Consent of Ernst & Young LLP, independent certified public accountants for fine.com International Corp.
  23.4   Consent of Ragen MacKenzie Incorporated.
  24.1   Power of Attorney (contained in signature page to Registration
         Statement on Form S-4 (File No. 333-84595) and incorporated herein by reference).

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Seattle, State of Washington, on August 27, 1999.

                                          ARIS CORPORATION

                                          By              *
                                            ------------------------------------
                                             Paul Y. Song
                                             President and Chief Executive
                                             Officer


     In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                  DATE
                  ---------                               -----                  ----

                     *                         Chairman, President and      August 27, 1999
---------------------------------------------  Chief Executive Officer
Paul Y. Song                                   (Principle Executive
                                               Officer)

                     *                         Vice President, Finance and  August 27, 1999
---------------------------------------------  Chief Financial Officer
Thomas W. Averill                              (Principle Financial and
                                               Accounting Officer)

                    *                          Senior Vice President of     August 27, 1999
---------------------------------------------  North America and Director
Kendall W. Kunz

                    *                          Director                     August 27, 1999
---------------------------------------------
Bruce R. Kennedy

                    *                          Director                     August 27, 1999
---------------------------------------------
Barry L. Rowan

                    *                          Director                     August 27, 1999
---------------------------------------------
Kenneth A. Williams



/s/ CHRISTYNE M. MAYBERRY
---------------------------------------------
Christyne M. Mayberry, as Attorney-In-Fact
Pursuant to Power of Attorney Granted in
Registration Statement on Form S-4
(File No. 333-84595)



                               INDEX TO EXHIBITS

EXHIBIT
  NO.    DESCRIPTION
-------  -----------
   5.1   Legal Opinion of Dorsey & Whitney LLP
  23.1   Consent of PricewaterhouseCoopers LLP, independent certified public accountants for ARIS Corporation.
  23.2   Consent of BDO Stoy Hayward, chartered accountants.
  23.3   Consent of Ernst & Young LLP, independent certified public accountants for fine.com International Corp.
  23.4   Consent of Ragen MacKenzie Incorporated.
  24.1   Power of Attorney (contained in signature page to Registration
         Statement on Form S-4 (File No. 333-84595) and incorporated herein by reference).

